UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 28, 2015

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

As of April 28, 2015, AMVAC Chemical Corporation (“AMVAC”), our principal operating subsidiary, as borrower, and affiliates (including registrant), as guarantors and/or borrowers, entered into a Second Amendment and Waiver to Second Amended and Restated Credit Agreement (the “Second Amendment”) with a group of commercial lenders led by Bank of the West (AMVAC’s primary bank) as agent, swing line lender and L/C issuer. Under the Second Amendment, the Consolidated Funded Debt Ratio has been increased for the second, third and fourth quarters of 2015 (to 3.5-to-1 from 3.25-to-1) and a fixed charge covenant, requiring, in effect, that the ratio of consolidated current assets to consolidated current liabilities exceed 1.2-to-1 for the duration of the term of the credit facility, was added. The Form of the Second Amendment is attached hereto as Exhibit 10.1 and is incorporated by reference herein. In addition, the Second Amendment is reported in the press release attached hereto as Exhibit 99.1.

The information contained in this Current Report on Form 8-K, including the Exhibits attached hereto, is being furnished under Items 1.01, 2.02, 8.01 and 9.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.02.	Results of Operations and Financial Condition

On April 30, 2015 American Vanguard Corporation issued a press release announcing its financial performance for the three months ended March 31, 2015. The full text of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01	Other Items

On April 29, 2015, American Vanguard Corporation issued a press release announcing that its international subsidiary, AMVAC C.V., had completed the acquisition of the Bromacil product line in territories outside of the U.S. and Canada from E. I. Dupont de Nemours & Company. Financial terms of the transaction were not disclosed. The full text of that press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Form of Second Amendment to Second Amended and Restated Credit Agreement.

Exhibit 99.1	Press release dated April 30, 2015 of American Vanguard Corporation announcing both financial performance for the three months ended March 31, 2015 and entry into the Second Amendment.

Exhibit 99.2	Press release dated April 29, 2015 of American Vanguard Corporation announcing the acquisition of the Bromacil product line from E. I. Dupont de Nemours & Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Vanguard Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN VANGUARD CORPORATION

Date: May 1, 2015

	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Chief Administrative Officer, General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 10.1	Form of Second Amendment to Second Amended and Restated Credit Agreement.

Exhibit 99.1	Press release dated April 30, 2015 of American Vanguard Corporation announcing financial performance for the three month period ended March 31, 2015 as well as entry into the Second Amendment.

Exhibit 99.2	Press release dated April 29, 2015 of American Vanguard Corporation announcing the acquisition of the Bromacil product line from E. I. Dupont de Nemours & Company.